Exhibit 99.1

 Investor Presentation  February 2021

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2019 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

Key Metrics

▪ Total Assets	$5.1 billion
▪ Market Capitalization	$659.9 million
▪ Cash Dividend Yield	4.16%
▪ P/E Ratio	11.1x
▪ Price to Book Value	1.0x
▪ Price to Tangible Book Value	1.1x
▪ Tangible Common Equity Ratio	11.62%

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - 2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of December 31, 2020

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Corporate History

1903	Pikeville National bank formed
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

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 Our Banking Franchise  Serving customers in 79 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $740 million

Deposits - $1.1 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.0 billion

Deposits - $1.8 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $427 million

Deposits - $576 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $759 million

Deposits - $869 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $620 million

CTIC

Assets Under Management - $2.8 billion (including $1.0 billion CTB)
Revenues - $14.6 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

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Financial data as of December 31, 2020

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 Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billionsRevenue in millions  7

 Executive Management Team   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 51 years 51Mark A. Gooch CTB President and CEO 39 years 39Andy Waters CTIC President and CEO 34 years 17Kevin J. Stumbo EVP/Chief Financial Officer 34 years 26Steven E. Jameson EVP/Risk Manager 35 years 16James J. Gartner EVP/Chief Credit Officer 52 years (17 at OCC) 18James B. Draughn EVP/Operations 27 years 27Larry W. Jones EVP/C KY President 52 years 18Richard W. Newsom EVP/E KY President 37 years 37Ricky Sparkman EVP/SC KY/TN President 36 years 27D. Andrew Jones EVP/NE KY/WV President 33 years 33C. Wayne Hancock EVP/Senior Staff Attorney 12 years 12   8

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to strong corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

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 Consistent Financial Performance   2020 2019 2018 2017 2016 EPS $3.35 $3.64 $3.35 $2.92 $2.70ROAA 1.23% 1.49% 1.41% 1.27% 1.21%ROAE 9.36% 10.84% 10.83% 9.93% 9.58%Net Int. Margin 3.33% 3.60% 3.66% 3.67% 3.70%Efficiency Ratio 58.30% 60.70% 60.17% 58.66% 58.54%Nonperforming Loans 0.75% 1.03% 0.69% 0.91% 0.93%Net Charge-offs 0.18% 0.18% 0.20% 0.24% 0.28%% of Average Assets:Noninterest Income 1.09% 1.14% 1.24% 1.18% 1.22%Noninterest Expense 2.46% 2.73% 2.80% 2.70% 2.73%  10  All information is for the year ended December 31

 Earnings Review

 Earnings Per Share  EPS decreased 8.0% from 2019 to 20202021 EPS goal - $3.76 to $3.92 per share  12

 Net Income  Net income decreased 7.8% from 2019 to 20202021 goal for net income - $67.1 to $69.8 million  (in millions)  13

 Revenues  Revenues increased 5.4% from 2019 to 20202021 goal for revenues - $209.6 to $218.1 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  Noninterest income increased 8.7% from 2019 to 20202021 goal for noninterest revenue – 24.0% to 26.0% of total revenue  (in millions)  15

 Net Interest Revenue  Net interest revenue increased by 4.2% from 2019 to 2020Net interest margin decreased 27 basis pointsAverage earning assets increased $518.2 million, or 12.8%  (in millions)  16

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 12/31/20 – (9.41)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricingWithin 30 days 30.24%% of liabilities repricing Within 30 days 44.25%Within 90 days 50.52%Within 180 days 54.22%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 12/31/20 increased $773.1 million, or 17.7%, from 12/31/19Loans increased $305.5 million or 9.4%Investment portfolio increased $397.4 million or 66.0%Deposits increased $739.5 million or 20.4%2021 goal for total assets - $5.04 to $5.35 billion  (in billions)  21

 Total Loans  Loans increased $305.5 million, or 9.4%, from 12/31/192021 goal for total loans - $3.48 to $3.63 billion  (in billions)  22  Loan Portfolio Mix  December 31, 2020  Loan Rate Mix

 CARES Act Loan Deferral Status  23       Deferrals                       One Time    Two Times    Three Times    Four Times    Outstanding    (dollars in millions)  Number  Amount  Number  Amount  Number  Amount  Number  Amount  Number  Amount  Commercial  841  $571  153  $223  45  $83  5  $3  109  $118  Residential   552  63  100  10  15  2  1  0  108  9  Consumer  2,088  36  41  1  3  0  0  0  193  3    3,481  $670  294  $234  63  $85  6  $3  410  $130

 PPP Loans  24  As of December 31, 2020, we have closed 2,962 PPP loans totaling $277.0 million 2,817 were under $350 thousand132 were between $350 thousand and $2.0 million13 were over $2.0 million  (in thousands)  AverageBalance  Interest  AverageEffective Rate  PPP loans  $182,008  $5,638  3.05%

 Concentrations of Creditas a % of Total Loans  December 31, 2020  25  There were no nonperforming loans in any of these loan categories as of December 31, 2020.

 Indirect Lending  (in millions)  26

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  December 31, 2020  27  Nonperforming Loansas a % of Total Loans

 Nonperforming Assetsas a % of Total Assets  $7.7 million in other real estate owned  28  Loan Loss Reserveas a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  Loan loss reserve excluding PPP loans – 1.45%

 29  Allowance for Credit Losses     4Q19 Probable Incurred Losses    January 1, 2020 CECL Adoption    March 31, 2020 CECL    December 31, 2020 CECL    (dollars in thousands)  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Allowance for loan and lease losses transitioned to allowance for credit losses:                          Commercial  $21,683  1.30%  $21,680  1.30%  $30,030  1.79%  $27,577  1.46%  Residential mortgage  5,501  0.61%  7,319  0.81%  7,850  0.86%  8,676  0.98%  Consumer direct  1,711  1.16%  1,671  1.13%  2,200  1.51%  1,863  1.22%  Consumer indirect  6,201  1.18%  7,467  1.42%  9,365  1.69%  9,906  1.60%  Total allowance for loan and lease losses/allowance for credit losses   $35,096   1.08%   38,137   1.17%   $49,445   1.50%   $48,022   1.35%                             Reserve for unfunded lending commitments  $274     $386     $404     $494

 Total Other Real Estate Owned  Sales of foreclosed properties for the year ended 12/31/20 totaled $14.8 millionNew bookings in 2020 totaled $4.4 millionProperties under contract to sell at December 31, 2020 totaled $1.2 million  (in millions)  30

 Total Depositsincluding Repurchase Agreements  2021 goal for total deposits including repurchase agreements - $4.30 to $4.47 billion  (in billions)  31  Total Depositsincluding Repurchase Agreements  December 31, 2020

 Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$199 million in Hoops CDs as of 12/31/20  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  32

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at December 31, 2020 was 45.7%Desired level between 40% and 50%December 31, 2020 cash dividend yield was 4.16%Cash dividend increased to $0.385 per share effective October 1, 2020, an increase of 1.32%  34  *2020 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 28.6% during the past five years6.4% compound growth rate for the past five years2021 goal for shareholders’ equity - $682.6 to $710.5 million  (in millions)  35  6.4%

 Book Value Per Share  Tangible Common Equity/Assets  36

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  37  Price to Tangible Book Value 2015 2016 2017 2018 2019 2020CTBI 1.50x 2.01x 1.79x 1.41x 1.51x 1.12xPeer 1.71x 1.83x 2.17x 1.96x 1.85x 1.73x   All data is as of year-end.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2015 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2020.  38

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  39  December 31, 2020

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends40 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 4.7%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexCTBI shareholders include186 institutional investors (including CTIC – 10.16%) hold 10.5 million shares (55.3%)309 mutual funds hold 5.1 million shares (28.6%)  Data as of December 31, 2020  40

 Key Strategic Initiatives

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

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CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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